EXHIBIT (O) (II) UNDER FORM N-1A
                                            EXHIBIT (24) UNDER ITEM 601/REG. S-K



                               POWER OF ATTORNEY




SIGNATURES                           TITLE                                  DATE





/s/ Thomas O'Neill                   Director                           10/01/06
Thomas O'Neill